Exhibit 10.99

                                                              New York, New York
                                                         As of December 15, 2005


                  GUARANTY OF RECOURSE OBLIGATIONS OF BORROWER

     FOR VALUE RECEIVED, and to induce LEHMAN BROTHERS BANK, FSB, a federal stock savings bank, having an address at 1000 West Street, Suite 200, Wilmington, Delaware 19801 ("Lender"), to lend to RVM GLIMCHER, LLC, a Delawarel limited liability company having an address at 150 East Gay Street, Columbus, Ohio 43215 ("Borrower"), the principal sum of FIFTY MILLION And 00/100 Dollars ($50,000,000.00) (the "Loan"), advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by the Note (as defined in the Loan Agreement) and the other Loan Documents (as defined in the Loan Agreement). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     The undersigned, GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 150 East Gay Street, Columbus, Ohio 43215 (hereinafter referred to as "Guarantor") hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Recourse Obligations of Borrower (hereinafter defined).

     It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, or the other Loan Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

     The term "Debt" as used in this Guaranty of Recourse Obligations of Borrower (the "Guaranty") shall mean the principal sum evidenced by the Note and secured by the Security Instrument, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate of interest specified in the Note and all other sums other than principal or interest which may or shall become due and payable pursuant to the provisions of the Note, the Loan Agreement, or the other Loan Documents.

     The term "Guaranteed Recourse Obligations of Borrower" as used in this Guaranty shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to the Note, the Loan Agreement, or the other Loan Documents.

     Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code and the regulations adopted and promulgated pursuant thereto, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Debt, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any of Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Lender as security for the Debt.

     Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses (including counsel fees and disbursements) incurred by Lender in connection with the collection of the Guaranteed Recourse Obligations of Borrower or any portion thereof or with the enforcement of this Guaranty.

     All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect.

     Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand, whereby to charge Guarantor therefor.

     Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Loan Agreement, or the other Loan Documents, against any person obligated thereunder or the Properties covered under the Loan Agreement, or (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (c) by reason of the release of any of the Properties covered under the Loan Agreement or other collateral for the Loan, or
(d) by reason of Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or (e) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Loan Agreement or the other Loan Documents, or the death of any Guarantor, or (f) by reason of any payment made on the Debt or any other indebtedness arising under the Note, the Loan Agreement, or the other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Loan Agreement, or the other Loan Documents, the Debt shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

     Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, or the other Loan Documents, that Lender shall not be under a duty to protect, secure or insure any Property covered under the Loan Agreement, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

     As a further inducement to Lender to make the Loan and in consideration thereof, Guarantor further covenants and agrees (a) that in any action or proceeding brought by Lender against Guarantor on this Guaranty, Guarantor shall and does hereby waive trial by jury, (b) that the Supreme Court of the State of New York for the County of New York, or, in a case involving diversity of citizenship, the United States District Court for the Southern District of New York, shall have exclusive jurisdiction of any such action or proceeding, and
(c) that service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to Guarantor at Guarantor's address set forth above, Guarantor waiving personal service thereof. Nothing in this Guaranty will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

     This is a guaranty of payment and not of collection and upon any default of Borrower under the Note, the Loan Agreement, or the other Loan Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the mortgaged property or other collateral for the Loan. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

     Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

     If any party hereto shall be a partnership, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "Guarantor" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

     Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

     All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Lender.

     This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     This Guaranty shall be governed, construed and interpreted as to validity, enforcement and in all other respects, in accordance with the laws of the State of New York.

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     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first above set forth.

                                GUARANTOR:

                                GLIMCHER PROPERTIES LIMITED
                                PARTNERSHIP, a Delaware limited partnership

                                By: Glimcher Properties Corporation, a
                                    Delaware corporation

                                    By: /s/ George A. Schmidt
                                        -------------------------
                                        George A. Schmidt
                                        Executive Vice President